UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2015

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Wall Street New York, New York	10286
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 495-1784

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b)(c) On February 24, 2015, the Board of Directors of The Bank of New York Mellon Corporation (the “Corporation”) approved the appointment of Kurtis R. Kurimsky as Acting Controller and principal accounting officer of the Corporation. Mr. Kurimsky will assume the duties of John A. Park, the Controller of the Corporation, during Mr. Park’s medical leave of absence.

Mr. Kurimsky, 41, previously acted as Deputy Controller of the Corporation, since May 2014, when he joined the Corporation. As Deputy Controller, he was responsible for external reporting, technical accounting activities and certain line of business accounting functions. Prior to joining the Corporation, Mr. Kurimsky had been, since at least 2010, a partner in the Financial Services Practice at KPMG LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BANK OF NEW YORK MELLON CORPORATION
(Registrant)

By:	/s/ Craig T. Beazer
Craig T. Beazer
Secretary

Dated: February 24, 2015